UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2008

GLOBAL ENERGY INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-28025	86-0951473
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

415 Madison Avenue, 15th Floor, New York, NY 10017
(Address of principal executive offices, including zip code)

Registrant's telephone Number, including area code 646.673.8435

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 20, 2008, we entered into an Amendment to the Securities Purchase Agreement (the “Amending Agreement”) with YA Global Investments, L.P. (“YA Global”), whereby we agreed to amend certain sections of the Securities Purchase Agreement with YA Global dated July 6, 2007 as follows:

1.

the amount of convertible debentures we agreed to issue prior to a registration statement registering the common shares to be issued on conversion of the convertible debentures becoming effective, has been changed from $3,000,000 to $3,500,000;

2.	the Conversion Price has been changed from $2.20 to $1.25 for all debentures outstanding to YA Global; and

3.	the Warrant Exercise Price has been changed to $1.25 for all Warrants outstanding to YA Global.

The Amending Agreement is effective as of March 20, 2008 and all of the other provisions of the Securities Purchase Agreement, a copy of which was filed with our current report on Form 8-K filed on July 12, 2007, remain in full force and effect.

Item 3.02. Unregistered Sales of Equity Securities

Sale of Convertible Debenture in the Amount of $500,000

On March 20, 2008, we sold a 10% Secured Convertible Debenture (the “Debenture”) to YA Global, for gross proceeds of $500,000.

The Debenture matures on October 31, 2010 and is convertible by the Debentureholder into common shares at a fixed conversion price of $1.25 per share subject to further adjustment as further set out in the Debenture. The Debenture is secured against all our assets. Amortizing payments of the outstanding principal amount of the Debentures and accrued interest at an annual rate equal to 10% commence on the first business day on or after July 31, 2008, and continuing on the first business day of each successive calendar month thereafter until the principal amount has been repaid in full, whether by the payment of cash or by the conversion of the principal amount and interest into Common Stock. Other terms are the same as in prior Debentures to YA Global. All Debentures now have a conversion price of $1.25 and all Warrants issued to YA Global now have an exercise price of $1.25.

The Debenture was issued pursuant to the terms of our Securities Purchase Agreement with YA Global dated July 6, 2007. Under the terms of our Securities Purchase Agreement we agreed to issue up to $4,000,000 in secured convertible debentures of YA Global. As of March 20, 2008 we have sold four secured debentures totaling $3,500,000. Additional funds will be advanced to us by YA Global under the Securities Purchase Agreement upon the registration statement, registering the resale of the shares under the Debenture, being declared effective. In conjunction with the issuance of the Debenture, we paid a cash commission of $35,000 to Yorkville Advisors LLC.

The Debenture was issued pursuant to the exemption from registration under the United States Securities Act of 1933 provided by Section 4(2), Section 4(6) and/or Rule 506 of Regulation D promulgated under the 1933 Act to the investors and brokers who are “accredited investors” within the respective meanings ascribed to that term in Rule 501(a) under the 1933 Act. No advertising or general solicitation was employed in offering the securities.

On March 20, 2008, we amended our existing convertible debentures with Cornell to change the Conversion Price from $2.20 to $1.25

Item 9.01. Financial Statements and Exhibits.

Exhibit
No.	Description

10.1	Secured Convertible Debenture No. GEYI-1-1 (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)

10.2	Secured Convertible Debenture No. GEYI-1-2 (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)

10.3	Warrant Certificate No. GEY1-1 (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)

10.4	Warrant Certificate No. GEY1-2 (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)

10.5	Securities Purchase Agreement (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)

10.6	Registration Rights Agreement (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)

10.7	Security Agreement (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)

10.8	Secured Convertible Debenture No. GEYI-1-3 (incorporated by reference to our current report on Form 8-K filed on December 5, 2007)

10.9*	Secured Convertible Debenture No. GEYI-1-4

10.10*	Amendment to the Securities Purchase Agreement dated March 20, 2008

10.11*	Amendment No. 1 to Amended and Restated Secured Convertible Debenture (GEYI-1-1) and Amendment No. 1 to Warrant

10.12*	Amendment No. 1 to Secured Convertible Debenture (GEYI 1-2) and Amendment No. 1 to Warrant

10.13*	Amendment No. 1 to Secured Convertible Debenture (GEYI 1-3)

*attached herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY INC.

Per: /s/ Asi Shalgi

Asi Shalgi
President and Chief Executive Officer
Dated: March 26, 2008